Focused on Our Future June 2024 Investor Meetings June 2024

FirstEnergy is a Different Company June 20242 A Strong Balance Sheet A Significant Platform for Growth A New Operating Model A New Management Team An Enhanced Culture Focused on Accountability and Driving Results

Strategic Plan

Invest in regulated properties, improve the customer experience and enable the energy transition

Business Units	**Distribution** OH & PA utilities **~45%** of 2024F EPS & Rate Base	**Integrated** NJ / WV / MD utilities *(T&D in NJ/MD; T&D&G in WV)* **~35%** of 2024F EPS & Rate Base	**Stand-Alone Transmission** FET LLC & KatCo **~20%** of 2024F EPS & Rate Base	**Corp / Other** Primarily FE holding company interest & Signal Peak

Value Proposition	**Investment Plan** **2024-2028** **$26B** CapEx from $4.3B in 2024 to $6.2B in 2028 with ~75% under formula rate recovery	**Rate Base Growth** **Avg. Annual, 2024-2028** **~9%** Consolidated Rate Base of $29B in 2024 to $41B in 2028 (includes share owned by Brookfield)	**Annual Operating LT EPS Growth** **6-8%** EPS growth off prior year guidance	**Dividend Payout Ratio** **60-70%** Growth in line with Operating EPS growth and payout ratio (subject to Board approval)	**Investment-Grade Credit Profile** FFO/Debt Target **14-15%** Targeting <20% FE Corp Debt as % of Total Debt by 2026

Execution	**Baseline O&M** Totaling ~$1.35B-$1.45B annually 2024-2028; with continuous improvement efficiencies mitigating a portion of inflationary pressure	**Financing Plan** No incremental equity needs expected through 2028 (beyond Employee Benefit programs of up to ~$100M annually) Targeting investment-grade metrics	**Revenue & Regulatory Strategy** ~75% formula rate investment spend and active regulatory calendar in all jurisdictions mitigates regulatory lag
Non-Operating	**Income Taxes** Federal cash taxpayer starting in 2024 Effective Tax Rate: ~22-23%	**Pension** Annual EPS contribution of ~$0.10 in 2024-2028 ~$260M projected required contribution in 2028	**Signal Peak** Plan includes EPS of $0.12 in 2024; De minimis in 2025 & beyond

3 June 2024

FirstEnergy®

Our Business Model


FINANCE
INVEST
OPERATE
RECOVER

FINANCE:

- **Solid returns and low cost of capital provides sustainable funding**
  - Exceeded EPS goals in ‘22, ‘23. Targeting 7% EPS growth in ’24, improved quality of EPS
  - Closed on efficient $3.5B FET transaction
  - Investment grade with all rating agencies
  - Resumed dividend growth
  - De-risked pension through transfer transaction / funding

INVEST:

- **In people and infrastructure**
  - New leaders to run newly formed organization, business units
  - Cultural enhancements centered around our values and behaviors
  - Bargaining unit pay now competitive
  - Enhanced management performance process and upgraded physical workforce training to an apprenticeship program
  - Increased 5-year investment program to $26B – an increase of 44% - to improve reliability and support energy transition

RECOVER:

- **Positive engagement with stakeholders leads to positive outcomes**
  - Constructive outcomes in WV/MD/NJ with ~$275M in incremental revenue
  - Current regulatory proceedings in OH, PA and NJ
    - Base Rate Cases
    - Capital Investment Programs

OPERATE:

- **Safe, reliable & affordable service; focused on continuous improvement**
  - Sustainable O&M savings of $100M in 2023; targeting $70M of O&M savings in 2024 to offset cost increases
  - Capital investment program to enhance and upgrade operational capabilities through infrastructure renewal, Grid Modernization and clean energy investments
  - Enhanced customer experience through upgrades, new technologies, and enhanced communication

Execution is key to success

4 June 2024

FirstEnergy®

Our Leadership Structure and Culture Efforts

▲ *Represents leaders who have joined FE since June 2023*

- ▲ **Brian Tierney** – President & CEO
  - ▲ **Wade Smith** – President, FE Utilities
    - ▲ **Torrence Hinton** – President, OH
    - **John Hawkins** – President, PA
    - ▲ **Doug Mokoid** – President, NJ
    - **[Open]** – President, WV/MD
    - **Mark Mroczynski** – President, Transmission
    - ▲ **Amanda Mertens Campbell** – VP, External Affairs
  - ▲ **Toby Thomas** – COO
  - **Jon Taylor** – SVP, CFO & Strategy
    - ▲ **Abigail Phillips** – VP, Chief Risk Officer
  - ▲ **John Combs** – SVP, Shared Services
  - **Chris Walker** – SVP, CHRO & Corp Services
  - **Hyun Park** – SVP, CLO

See slide 10 for biographies of the 4 business unit presidents

Transforming our Culture to Drive Results

- A strong culture drives behaviors and shapes how work gets done, how people interact, and results in high performance
- Continue forward momentum on trust building, education, and transparency with employees
- Enhance focus on continuous improvement and accountability

Our Core Values

Integrity	Safety	Stewardship	Performance Excellence	DEI

5 June 2024

FirstEnergy

Strengthened Balance Sheet to Drive Growth

- **Closed on FET 30% interest sale totaling $3.5B in March 2024**
  - Total equity proceeds of ~$7B since late 2021, equivalent to issuing common equity at $87/sh or 36x LTM P/E
    - FET 30% Sale: $3.5B with Brookfield, closed March 2024
    - FET 19.9% Sale: $2.4B with Brookfield, closed May 2022
    - Common Equity: $1B (Blackstone) at $39/sh, closed December 2021
- **Of the $3.5B in total proceeds, $2.3B received in March and expect to receive remaining $1.2B later this year**

FE Corp LTD (7.375% notes due 2031)	$460M
MP 4/15/24 Maturity	$400M
JCP&L 4/1/24 Maturity	$500M
Revolver paydown / Other	$940M
Sub-Total (Cash received in March)	**$2.3B**

ME 4/15/25 Maturity (early redemption)	$250M
PN 4/15/25 Maturity (early redemption)	$200M
Revolver paydown / Liability mgmt / Other	$750M
Sub-Total (Cash expected later this year)	**$1.2B**

- **Achieved investment grade ratings** at all three agencies – at FE Corp. and all subsidiaries

	Issuer/Corporate Family			Senior Unsecured			Outlook/Watch		
	S&P	Moody's	Fitch	S&P	Moody's	Fitch	S&P	Moody's	Fitch
FE Corp.	BBB	Baa3	BBB-	BBB-	Baa3	BBB-	P	S	P

Most recent ratings action:
- **Moody's** (3/28/24): **upgrade** to Baa3 from Ba1
- **S&P** (4/23/24): **upgrade** to BBB- (Sr. Unsecured) & maintained **positive outlook**
- **Fitch** (5/6/24): revised the rating outlook to **positive outlook**

FirstEnergy is fully regulated, mostly wires, with a strong balance sheet that enables organic investment to improve reliability and our customers' experience

6 June 2024 FirstEnergy

Key Regulatory Initiatives

Overview of Key Proceedings - 2024



OH Base Rate Case: Filed May 31, 2024; requested net revenue increase of $93.6M; 10.8% ROE; individual cap structures ~45% debt / 55% equity; filing will be updated in July to include adjustments from PUCO Order in ESP V

ESP V: Applications for rehearing on the PUCO's Order are due June 14, 2024

Grid Mod II: Filed settlement on April 12, 2024; 4-yr, $421M investment plan includes deployment of 1.4M smart meters



PA Base Rate Case: Filed on April 2, 2024; requested $502M rate adjustment, 11.3% ROE, 53.8% Equity ratio

Long-Term Infrastructure Improvement Plans (LTIIP): Plan to file in summer 2024



JCP&L Base Rate Case: Implementation of base rate case effective February 15, 2024, with rates effective for customers on June 1, 2024; $85M Rate adjustment, 9.6% Allowed ROE, 52% Equity ratio

Investment Infrastructure Program (IIP): Filed in November 2023 and updated in February 2024



WV Base Rate Case: Rates effective March 27, 2024; $105M Rate adjustment, 9.8% Allowed ROE, 49.6% Equity ratio

2023 Expanded Net Energy Cost (ENEC) case: Order allowed increase of $55M in ENEC rates effective March 27, 2024

Received constructive base rate outcomes in jurisdictions (NJ, WV, MD) representing ~35%[1] of Rate Base

Outcomes consistent with plan and allow for solid regulated returns for our investors while keeping rates affordable for customers



Stand-Alone Transmission
Integrated
Distribution
MD 4%
WV 15%
FET 17%
KATCo 2%
NJ 18%
OH 17%
PA 27%
FE 2024F Rate Base: $26B

PA and OH base rate cases represent 27% and 17% of FE Rate Base, respectively

Cases provide opportunities to update rate base, returns, and cost structure while keeping rates affordable for customers

[1] The rate base for NJ and MD includes transmission rate base which was not subject to rate base review

7 June 2024

FirstEnergy

Our Value Proposition

Strong Growth Outlook	Attractive Risk Profile	Compelling Total Shareholder Return
6-8% long-term annual Operating EPS growth(1)	**Targeted 14-15% FFO/Debt** over plan horizon	**Attractive total shareholder return of 10-12%+ with potential for upside** (6-8% Operating EPS growth and ~4%+ dividend yield)
Energize365 T&D Investment Plan of $26B through 2024-2028	**No incremental equity needs** expected through the planning period beyond Employee Benefit programs of up to ~$100M annually	Vastly improved earnings quality, driven by **core regulated business growth**
9% Average Annual Rate Base Growth 2024-2028	Constructive regulatory frameworks with **75% of planned investment in formula rate programs**	Committed to dividend growth in line with earnings growth, targeting **dividend payout ratio of 60-70%**
Significant infrastructure **investment opportunities** beyond plan horizon	Low-risk **diversified T&D asset mix with strong affordability position**	

Our diversified asset mix, coupled with a strong balance sheet and affordability position, provides the opportunity to significantly enhance the customer experience and provide solid risk-adjusted returns to our investors

(1) As measured year-over-year off prior midpoint guidance. The amount and timing of items impacting comparability makes a detailed reconciliation of forward-looking non-GAAP financial measures impracticable. Please see slide 12 for more information.

8 June 2024 FirstEnergy

Appendix June 2024 Focused on Our Future 9

Business Unit President Biographies John Hawkins (President, PA) joined FirstEnergy in 2022 as Vice President, Operations Support & Distribution Engineering, overseeing numerous departments that support distribution, transmission and customer experience functions. Prior to FirstEnergy, he served in a variety of leadership roles in operations at Entergy Louisiana, including Vice President of Reliability, where he was the incident commander for major restoration events following hurricanes Laura and Ida. He also has held operational and engineering positions of increasing responsibility in transmission and distribution with NextEra/Florida Power & Light, Lone Star Transmission and Duke Energy. Hawkins earned a Bachelor of Science degree in electrical engineering technology from Purdue University and a Master of Business Administration from Indiana University. He is a licensed professional engineer in Ohio and Texas. Torrence Hinton (President, OH) joins FirstEnergy from WEC Energy Group, where he serves as President of its Peoples Gas and North Shore Gas companies in Chicago and northern Illinois. He joined Peoples Gas in 1999, progressing through several roles with increasing responsibility before being named to the company's top leadership team. Prior to his most recent position, Hinton was Vice President, Operations, at Peoples Gas, responsible for public and employee safety, regulatory compliance, operational excellence, financial performance and top-tier customer service. Hinton holds a Bachelor of Science degree in mechanical engineering from the Illinois Institute of Technology, a Master of Science degree in mechanical engineering from the University of Illinois at Chicago and a master's degree in business administration with a concentration in strategy and leadership from the University of Chicago Booth School of Business. He is active in numerous community, educational and industry organizations, serving on the boards of Chicago Commons, Chicago United, Chicago Urban League, Chicagoland Chamber of Commerce, Illinois Utilities Business Diversity Council, Navy Pier, United Way of Metro Chicago (Vice Chair) and World Business Chicago. He is an active member of the Commercial Club of Chicago and its Civic Committee, The Economic Club of Chicago and Youth Guidance's BAM Advisory Council. Hinton has achieved numerous leadership recognitions and awards, including as a 2023 recipient of Chicago United's Business Leaders of Color award and the Ada S. McKinley Community Services' Legacy award. Doug Mokoid (President, NJ) comes to FirstEnergy from Atlantic City Electric/Delmarva Power (an Exelon Company), where he serves as Vice President & Region President responsible for shaping company regulatory and legislative strategies while building meaningful relationships with internal and external stakeholders. His prior role was Director of Operations for Atlantic City Electric, where he developed and implemented strategies to improve safety, reliability, customer satisfaction performance and employee engagement. Mokoid has also held construction, maintenance and safety leadership positions with Philadelphia-based PECO and as a lead engineer with Public Service Electric and Gas. A graduate of Rutgers University, Mokoid received a bachelor's in mechanical engineering and his juris doctorate degree. He is on the board of directors of the New Jersey Chamber of Commerce, the Delaware State Chamber of Commerce, New Jersey Utility Association and the Drumthwacket Foundation. Mokoid is also a member of the Delaware Business Roundtable and a trustee of the Atlantic Cape Foundation. Mark Mroczynski (President, Transmission), currently the Acting Vice President, Operations, for FirstEnergy, over the past year Mroczynski has led a series of major business units including Transmission and Distribution Operations, Information Technology/Cyber Security, Transformation, External Affairs and Corporate Affairs & Community Involvement. He joined the company in 2004 in Fossil Generation, serving in technical services roles at power plants before being promoted to Director of Operations for Ohio Edison/Penn Power in 2008. He also has held senior leadership positions in Construction & Design Services and Transmission Programs, helping establish and develop FirstEnergy's transmission investment program into a premier transmission business. Prior to FirstEnergy, Mroczynski worked in operations, engineering and supply chain at J&L Specialty Steel, Inc. Mroczynski earned a Bachelor of Science in mechanical engineering from The University of Akron and an Executive MBA from Kent State University. He is a registered professional engineer in Ohio and Pennsylvania. Active in the industry and community, Mroczynski is a board member of FET, JCP&L and Grid Assurance, LLC. He is involved in the North American Transmission Forum, EPRI, Lean Construction Institute, and the Association of Edison Illuminating Companies. He is a Founding Director of the Association of Iron and Steel Engineers. Mroczynski also serves on the boards of Embracing Futures, LLC, the Lake Erie Council of the Boy Scouts of America and the International Soap Box Derby, where he is a former Chair. June 202410

Forward-Looking Statements June 202411 This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the potential liabilities, increased costs and unanticipated developments resulting from government investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into July 21, 2021 with the U.S. Attorney’s Office for the Southern District of Ohio; the risks and uncertainties associated with government investigations and audits regarding Ohio House Bill 6, as passed by Ohio’s 133rd General Assembly (“HB 6”) and related matters, including potential adverse impacts on federal or state regulatory matters, including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation, and similar proceedings, particularly regarding HB 6 related matters, including risks associated with obtaining dismissal of the derivative shareholder lawsuits; changes in national and regional economic conditions, including recession, volatile interest rates, inflationary pressure, supply chain disruptions, higher fuel costs, and workforce impacts, affecting us and/or our customers and those vendors with which we do business; variations in weather, such as mild seasonal weather variations and severe weather conditions (including events caused, or exacerbated by climate changes, such as wildfires, hurricanes, flooding, droughts, high wind events and extreme heat events) and other natural disasters affecting future operating results and associated regulatory actions or outcomes in response to such conditions; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity, cyber security, and climate change; the risks associated with physical attacks, such as acts of war, terrorism, sabotage or other acts of violence, and cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to meet our goals relating to employee, environmental, social and corporate governance opportunities, improvements, and efficiencies, including our greenhouse gas (“GHG”) reduction goals; the ability to accomplish or realize anticipated benefits through establishing a culture of continuous improvement and our other strategic and financial goals, including, but not limited to, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing Energize365, our transmission and distribution investment plan, executing on our rate filing strategy, controlling costs, improving credit metrics, maintaining investment grade ratings, and growing earnings, changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts may negatively impact our forecasted growth rate, results of operations, and may also cause us to make contributions to our pension sooner or in amounts that are larger than currently anticipated; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; changes to environmental laws and regulations, including but not limited to those related to climate change; changes in customers’ demand for power, including but not limited to, economic conditions, the impact of climate change, emerging technology, particularly with respect to electrification, energy storage and distributed sources of generation; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; future actions taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding factors such as economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; the potential of non-compliance with debt covenants in our credit facilities; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; human capital management challenges, including among other things, attracting and retaining appropriately trained and qualified employees and labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, including, but not limited to, the Inflation Reduction Act of 2022, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our Securities and Exchange Commission (“SEC”) filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s (a) Item 1A. Risk Factors, (b) Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) other factors discussed herein and in FirstEnergy's other filings with the SEC. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise.

Non-GAAP Financial Matters June 202412 This presentation contains references to certain financial measures including Baseline O&M, Operating earnings (loss) and Operating earnings (loss) per share (“EPS”), including by segment and the impact of special items on the following measures: Total revenues, Total operating expenses, Total other expense, and Earnings (loss) attributable to FirstEnergy Corp. These are “non-GAAP financial measures” which are not calculated in accordance with U.S. Generally Accepted Accounting Principals, (“GAAP”). Management uses these non-GAAP financial measures to evaluate the Company’s and its segments’ performance and manage its operations, and frequently references these non-GAAP financial measures in its decision-making, using them to facilitate historical and ongoing performance comparisons. Management believes that the non-GAAP financial measures of Operating earnings (loss), Operating EPS, including by segment, and Baseline O&M, provide consistent and comparable measures of performance of its businesses on an ongoing basis. Management also believes that such measures are useful to shareholders and other interested parties to understand performance trends and evaluate the Company against its peer group by presenting period-over-period operating results without the effect of certain special items that may not be consistent or comparable across periods or across the Company’s peer group. These non-GAAP financial measures are intended to complement, and are not considered as alternatives to, the most directly comparable GAAP financial measures, which for Operating EPS is Continuing Operations EPS (GAAP), and for Baseline O&M is Other Operating Expenses, each as reconciled throughout the presentation. Also, the non-GAAP financial measures may not be comparable to similarly titled measures used by other entities. Special items represent charges incurred or benefits realized that management believes are not indicative of, or may obscure trends useful in evaluating the Company’s ongoing core activities and results of operations or otherwise warrant separate classification. Operating EPS is calculated by dividing Operating earnings (loss), which excludes special items, for the periods presented by the weighted average number of common shares outstanding in the respective period. Baseline O&M is calculated by excluding special items and other adjustments that are generally pass-through costs or recoverable under riders or other similar programs. A reconciliation of forward-looking non-GAAP measures, including 2024 Operating EPS, long-term annual Operating EPS growth projections and Baseline O&M forecasts, to the most directly comparable GAAP measures is not provided because comparable GAAP measures for such measures are not reasonably available without unreasonable efforts due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. Specifically, management cannot, without unreasonable effort, predict the impact of these special items in the context of Operating EPS guidance, long-term annual Operating EPS growth rate projections and Baseline O&M forecasts because these items, which could be significant, are difficult to predict and may be highly variable. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. These special items are uncertain, depend on various factors and may have a material impact on our future GAAP results.